UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2005



                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                         333-106839            88-0492134
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

           142-114 West Magnolia Street, Suite 400
                       Bellingham, WA                          98225
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

                                  360-392-3902
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      ITEM 5.02--DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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         On September 9, 2005, Essential Innovations Technology Corp. (the
"Company") received the resignation of Dr. David Rezachek as a director of the Company. The Company's management believes that Dr. Rezachek's resignation arose from a disagreement about the quality of communications between the Company and Dr. Rezachek. A copy of the electronic mail exchange between Dr. Rezachek and the Company's Chief Executive Officer, Jason McDiarmid, is attached as Exhibit
17.01. A copy of this current report on Form 8-K has been provided to Dr. Rezachek for his review in order to give him the opportunity to furnish the Company with a letter stating whether he agrees with the statements made by the Company in this Item 5.02 and, if not, stating the respects in which he does not agree. The Company will amend this current report on Form 8-K to attach any such letter from Dr. Rezachek within two business days after receipt by the Company.

         On September 15, 2005, William Yang resigned from the board of directors of the Company. Mr. Yang's resignation was not the result of any disagreement relating to the Company's operations, policies, or practices.


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                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS
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      The following is filed as an exhibit to this report:

    Exhibit
    Number                  Title of Document                        Location
---------------  --------------------------------------------------  -----------

   Item 17       Letter on Departure of Director
---------------  --------------------------------------------------  -----------
    17.01        Electronic correspondence between Dr. David         This filing
                 Rezachek and Jason McDiarmid


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: September 15, 2005                  By  /s/ Jason McDiarmid
                                             -----------------------------------
                                             Jason McDiarmid
                                             Its President

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